February 15, 2017

Meritage Value Equity Fund

Investor Shares – MPVEX

A series of the Capitol Series Trust

Supplement to Prospectus and Statement of Additional Information,

each dated December 29, 2016

Closure of the Investor Shares of the Meritage Value Equity Fund

Effective immediately, the Meritage Value Equity Fund (the “Fund”) has discontinued the sale of its Investor Shares. The Fund’s Investor Shares are closed to all new investments and will be terminated effective February 28, 2017 (the “Termination Date”).

Accordingly, all references to the Investor Shares of the Fund in the Fund’s Prospectus and Statement of Additional Information, each dated December 29, 2016, are deleted effective February 28, 2017.

The Fund will continue to offer Institutional Shares.

Further Information

For further information, please contact the Fund toll-free at (855) 261-0104. You may also obtain additional copies of the Fund’s Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at www.meritageportfoliofunds.com.